                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) MAY 17, 1999


                           PLENUM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
                         (State or Other Jurisdiction of
                                 Incorporation)


              0-25159                               91-1524747
      (Commission File Number)         (IRS Employer Identification Number)


                           PLENUM COMMUNICATIONS, INC.
                              3003 - 80TH AVENUE SE
                             MERCER ISLAND, WA 98040
                    (Address of Principal Executive Offices)


                                 (206) 236-1995
                  (Registrant's Telephone, Including Area Code)

                           PLENUM COMMUNICATIONS, INC.

This 8-K/A filing amends an 8-K filed on June 1, 1999. Item 7 is hereby amended to state as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of IMark.

                    (1) Audited Financial Statements of IMark, LLC as of December 31, 1998 and for the years ended December 31, 1998 and 1997 and the financial position as of March 31, 1999 (unaudited) and the results of operations for the three months ended March 31, 1999 and 1998 (unaudited).

         (b)      Pro Forma Financial Information.

                    (1) Unaudited Pro Forma Combined Condensed Financial Statements of Plenum Communications, Inc. and IMark, LLC for the three months ended March 31, 1999 and the year ended December 31, 1998 and the financial position as of March 31, 1999.

         (c)      Exhibits:


Exhibit No.       Description
-----------       -----------
10.5              Asset Purchase Agreement dated as of May 17, 1999, among
                  Plenum Communications, Inc., LION, Inc., IMark, Inc., IMark
                  Design Group, and the principal shareholders of IMark (1)

99 Press release dated May 20, 1999, announcing the Company's acquisition of the IMark assets (1)

-------------------------------------------

(1) Incorporated by reference to the same Exhibit numbers to the Company's Form 8-K as filed with the Securities and Exchange Commission on June 1, 1999, File No. 0-25159.

                                   IMARK, LLC
                         Financial Statements and Report
                   of Independent Certified Public Accountants
                         March 31, 1999 (unaudited) and
                                December 31, 1998

Report of independent certified public accountants

Financial statements

         Balance Sheets
         Statements of Earnings and Members' Equity
         Statements of Cash Flows
         Notes to Financial Statements

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Members of the Firm
IMark, LLC

We have audited the accompanying balance sheet of IMark, LLC (a Colorado Limited Liability Company) as of December 31, 1998, and the related statements of earnings and members' equity, and cash flows for each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IMark, LLC as of December 31, 1998, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Seattle, Washington
June 24, 1999

                                   IMark, LLC

                                  BALANCE SHEET



                                     ASSETS

                                                                 March 31,              December 31,
                                                                   1999                     1998
                                                             ------------------       -----------------
                                                                (unaudited)
CURRENT ASSETS
    Cash and cash equivalents                                $          47,002        $          14,887
    Accounts receivable                                                 48,871                   23,444
    Prepaid expenses                                                        -                     1,726
                                                             ------------------       -----------------

         Total current assets                                           95,873                   40,057

PROPERTY AND EQUIPMENT - net                                            39,361                   23,422

OTHER ASSETS                                                             1,800                      640
                                                             ------------------       -----------------

                                                             $         137,034        $          64,119
                                                             ------------------       -----------------
                                                             ------------------       -----------------

                       LIABILITIES

CURRENT LIABILITIES
    Accounts payable                                         $           1,730        $              -
    Accrued payroll liabilities                                         13,758                       -
    Deferred revenue                                                    12,277                    9,903
                                                             ------------------       ------------------

         Total current liabilities                                      27,765                    9,903

COMMITMENTS                                                                 -                        -

MEMBERS' EQUITY                                                        109,269                   54,216
                                                             ------------------       ------------------

                                                             $         137,034        $          64,119
                                                             ------------------       -----------------
                                                             ------------------       -----------------


The accompanying notes are an integral part of these statements.

                                   IMark, LLC

                   STATEMENTS OF EARNINGS AND MEMBERS' EQUITY


                                                              Three months ended March 31,         Year ended December 31,
                                                           --------------------------------    ------------------------------
                                                                1999               1998            1998              1997
                                                           -------------      -------------    ------------     -------------
                                                            (unaudited)        (unaudited)
Revenues                                                   $   143,357        $    27,148      $   168,351      $    39,916

Expenses
    Marketing and administrative                                32,659              5,933           46,589           15,573
    Salaries and payroll taxes                                  28,470              1,000           19,312               -
    Depreciation and amortization                                2,867                683            3,587            2,744
                                                           -------------      -------------    ------------     -------------
                                                                63,996              7,616           69,488           18,317
                                                           -------------      -------------    ------------     -------------

         Operating profit                                       79,361             19,532           98,863           21,599

Other income (expense)
    Interest expense                                               (49)              (134)            (281)              -
    Interest income                                                269                 -                14              177
                                                           -------------      -------------    ------------     -------------

         NET EARNINGS                                           79,581             19,398           98,596           21,776
                                                           -------------      -------------    ------------     -------------

Members' equity at beginning of year                            54,216             11,098           11,098              171

Members' draws and distributions during the year               (24,528)           (11,098)         (55,478)         (10,849)
                                                           -------------      -------------    ------------     -------------

Members' equity at end of year                             $   109,269        $    19,398      $    54,216      $    11,098
                                                           -------------      -------------    ------------     -------------
                                                           -------------      -------------    ------------     -------------


The accompanying notes are an integral part of these statements.

                                                    IMark, LLC

                                             STATEMENTS OF CASH FLOWS


                                                            Three months ended March 31,             Year ended December 31,
                                                         -----------------------------------      -------------------------------
                                                             1999                 1998               1998               1997
                                                         --------------       --------------      ------------       ------------
                                                          (unaudited)          (unaudited)
Increase (Decrease) in Cash and Cash Equivalents
Cash flows from operating activities
    Net earnings                                         $      79,581        $      19,398       $    98,596        $    21,776
    Adjustments to reconcile net earnings to
       net cash provided by operating activities
          Depreciation and amortization                          2,867                  683             3,587              2,744
          Changes in assets and liabilities
              Accounts receivable                              (25,427)              (6,308)          (21,239)            (2,205)
              Prepaid expenses and other assets                    566                   -             (2,366)                -
              Deferred revenue                                   2,374                   -              9,903                 -
              Accounts payable                                   1,730               (1,000)           (2,342)             2,342
              Accrued payroll liabilities                       13,758                   -                 -                  -
                                                         --------------       --------------      ------------       ------------

                  Net cash provided by
                     operating activities                       75,449               12,773            86,139             24,657

Cash flows from investing activities
    Purchase of property and equipment                         (18,806)              (1,538)          (19,758)            (7,624)
                                                         --------------       --------------      ------------       ------------

                  Net cash used in
                     investing activities                      (18,806)              (1,538)          (19,758)            (7,624)

Cash flows from financing activities
    Payments on capital leases                                      -                (1,030)           (1,651)              (720)
    Members' draws, net                                        (24,528)             (11,098)          (55,478)           (10,849)
                                                         --------------       --------------      ------------       ------------

                  Net cash used in
                     financing activities                      (24,528)             (12,128)          (57,129)           (11,569)
                                                         --------------       --------------      ------------       ------------

Net increase (decrease) in cash and cash equivalents            32,115                 (893)            9,252              5,464

Cash and cash equivalents at beginning of period                14,887                5,635             5,635                171
                                                         --------------       --------------      ------------       ------------

Cash and cash equivalents at end of period               $      47,002        $       4,742       $    14,887        $     5,635
                                                         --------------       --------------      ------------       ------------
                                                         --------------       --------------      ------------       ------------

Non-cash investing and financing activities:
    Property and equipment purchased
       under capital leases                              $          -         $          -        $        -         $     2,371
                                                         --------------       --------------      ------------       ------------
                                                         --------------       --------------      ------------       ------------

The accompanying notes are an integral part of these statements.

                                  IMark, LLC

                          NOTES TO FINANCIAL STATEMENTS

               March 31, 1999 (unaudited) and December 31, 1998

NOTE A - SUMMARY OF ACCOUNTING POLICIES

IMark, LLC (the Company), a Colorado Limited Liability Corporation, provides web design, a mortgage directory service, and mortgage tools through the Internet to numerous brokers and consumers throughout the United States. On April 16, 1999, the Company filed its Articles of Incorporation in the State of Colorado and became a Colorado Corporation. On May 17, 1999, the Company entered into an agreement to sell all of the Company's assets to LION, Inc., a wholly-owned subsidiary of Plenum Communications, Inc.

A summary of significant accounting polices consistently applied in the preparation of the accompanying financial statements follows.

1.       CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

2.       REVENUE RECOGNITION

Subscription and service fees are recognized as revenue over the respective subscription periods or at the time the services are provided.

3.       ACCOUNTS RECEIVABLE

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is provided. If amounts become uncollectible, they will be charged to operations when that determination is made.

4.       PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a straight-line basis. Estimated service lives of property and equipment range from three to five years.

5.       INCOME TAXES

Income taxes on the net earnings for the year are payable personally by the members and, accordingly, are not reflected in the financial statements.

6.       MEMBERS' DRAWS AND DISTRIBUTIONS

Distributions to members are considered a reduction from retained earnings to the extent that the Company has retained earnings. Distributions to members in excess of retained earnings are accounted for as a reduction in each member's equity account.

                                   IMark, LLC

                          NOTES TO FINANCIAL STATEMENTS

                March 31, 1999 (unaudited) and December 31, 1998

NOTE A - SUMMARY OF ACCOUNTING POLICIES - Continued

7.       USE OF ESTIMATES

In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

8.       ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense was $7,059 and $197 for the three months ended March 31, 1999 and 1998 (unaudited), respectively, and $6,480 and $1,292 for the years ended December 31, 1998 and 1997, respectively.

NOTE B - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:


                                                                March 31,        December 31,
                                                                   1999              1998
                                                             -------------       ------------
                                                              (unaudited)

 Computer equipment                                          $      27,193       $     14,511
 Computer software                                                  13,918              9,605
 Equipment                                                           1,804              1,804
 Furniture                                                           5,644              3,833
                                                             -------------       -------------
                                                                    48,559             29,753
 Less accumulated depreciation and amortization                      9,198              6,331
                                                             -------------       -------------

                                                             $      39,361       $     23,422
                                                             -------------       -------------
                                                             -------------       -------------

                                   IMark, LLC

                          NOTES TO FINANCIAL STATEMENTS

                March 31, 1999 (unaudited) and December 31, 1998

NOTE C - COMMITMENTS

The Company conducts a portion of its operations utilizing leased facilities and equipment. The following is a schedule by years of approximate minimum rental payments under such operating leases, which expire at various dates through December 2001.

              Year ending              March 31,        December 31,
                                    --------------      ------------
                                     (unaudited)
                  1999              $      26,000       $    22,600
                  2000                      2,500             8,300
                  2001                      1,500             2,100
                                    --------------      ------------

 Total minimum payments required    $      30,000       $    33,000
                                    --------------      ------------
                                    --------------      ------------

The leases provide for payment of taxes and other expenses by the Company. Rent expense for leased facilities totaled approximately $2,486 and $0 for the three months ended March 31, 1999 and 1998 (unaudited), respectively, and $1,351 and $0 for the years ended December 31, 1998 and 1997, respectively.

                         PRO FORMA FINANCIAL INFORMATION

On May 17, 1999, Plenum Communications, Inc. (the "Company"), LION, Inc. ("LION"), IMark, Inc., a Colorado corporation and IMark Design Group, a Colorado limited liability company (IMark, Inc. and IMark Design Group collectively referred to as "IMark"), and the principal shareholders of IMark, entered into an Asset Purchase Agreement pursuant to which the Company acquired substantially all of the assets of IMark, including its mortgage industry Internet sites, and assumed certain liabilities and obligations for a purchase price of $600,000 payable in shares of common stock of the Company (the "Acquisition").

The accompanying unaudited pro forma combined condensed financial statements have been derived from the historical results of operations of Plenum Communications, Inc. and LION, Inc., collectively referred to as Plenum, and IMark for the three months ended March 31, 1999 and the year ended December 31, 1998 and the financial position as of March 31, 1999.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the Acquisition had been consummated on January 1, 1998, nor which may result from future operations. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. The purchase of assets has been accounted for using the purchase method of accounting. These pro forma financial statements should be read in conjunction with the Company's December 31, 1998 financial statements and notes thereto contained in its Form 10-KSB dated March 30, 1999, the IMark audited financial statements included in this filing and the Asset Purchase Agreement.

                                            Plenum Communications, Inc.
                                    PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                                      ASSETS


                                                        March 31, 1999
                                                 ------------------------------    Pro Forma      Pro Forma
                                                    Plenum           IMark        Adjustments     Combined
                                                 --------------  --------------  -------------   -----------
CURRENT ASSETS
    Cash and cash equivalents                       $  551,024       $  47,002      $      -     $   598,026
    Accounts receivable, less allowance for
       doubtful accounts of $18,408                    144,931          48,871             -         193,802
    Prepaid expenses and other                          85,479              -              -          85,479
                                                 --------------  --------------  -------------   -----------

         Total current assets                          781,434          95,873             -         877,307


PROPERTY AND EQUIPMENT - net                           337,676          39,361             -         377,037


OTHER ASSETS
    Intangible assets, net                                  -               -         425,101(1)     425,101
    Other                                                   -            1,800             -           1,800
                                                 --------------  --------------  -------------   -----------

                                                    $1,119,110       $ 137,034      $ 425,101    $ 1,681,245
                                                 --------------  --------------  -------------   -----------
                                                 --------------  --------------  -------------   -----------

                                                    LIABILITIES


CURRENT LIABILITIES
    Accounts payable                                $  133,088       $   1,730      $      -     $   134,818
    Accrued liabilities                                267,936          13,758             -         281,694
    Deferred revenue                                   129,024          12,277             -         141,301
    Convertible debentures                             131,188              -              -         131,188
                                                 --------------  --------------  -------------   -----------

         Total current liabilities                     661,236          27,765             -         689,001

COMMITMENTS AND CONTINGENCIES                               -               -              -              -

STOCKHOLDERS' EQUITY                                   457,874         109,269        425,101(1)     992,244
                                                 --------------  --------------  -------------   -----------

                                                    $1,119,110       $ 137,034      $ 425,101    $ 1,681,245
                                                 --------------  --------------  -------------   -----------
                                                 --------------  --------------  -------------   -----------

See notes to pro forma combined condensed financial statements.

                                            Plenum Communications, Inc.
                                    PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                                   Three Months Ended
                                                    March 31, 1999
                                             -------------------------------    Pro Forma           Pro Forma
                                                 Plenum          IMark        Adjustments           Combined
                                             --------------- --------------- ---------------     ---------------
Revenues                                       $  710,278        $ 143,357       $      -          $   853,635

Expenses
    Marketing and administrative                  383,777           32,659              -              416,436
    Salaries and payroll taxes                    605,726           28,470          15,000  (2)        649,196
    Depreciation and amortization                  27,344            2,867          28,340  (1)         58,551
                                             --------------- --------------- ---------------     ---------------
                                                1,016,847           63,996          43,340           1,124,183
                                             --------------- --------------- ---------------     ---------------
         Operating (loss) income                 (306,569)          79,361         (43.340)           (270,548)

Other income (expense)
    Interest expense                              (46,345)             (49)             -              (46,394)
    Interest income                                 9,231              269              -                9,500
                                             --------------- --------------- ---------------     ---------------
         NET (LOSS) EARNINGS                   $ (343,683)       $  79,581       $ (43,340)        $  (307,442)
                                             --------------- --------------- ---------------     ---------------
                                             --------------- --------------- ---------------     ---------------

Loss per common share                          $     (.01)                                         $      (.01)
                                             ---------------                                     ---------------
                                             ---------------                                     ---------------

Weighted average shares outstanding            25,068,256                                           25,421,198
                                             ---------------                                     ---------------
                                             ---------------                                     ---------------

See notes to pro forma combined condensed financial statements.

                                            Plenum Communications, Inc.
                                    PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                                Year Ended December 31, 1998
                                             ------------------------------------     Pro Forma            Pro Forma
                                                  Plenum              IMark          Adjustments           Combined
                                             -----------------   ----------------  ----------------     ----------------
Revenues                                       $ 1,856,336           $ 168,351       $       -            $ 2,024,687

Expenses
    Marketing and administrative                 1,234,236              46,589               -              1,280,825
    Salaries and payroll taxes                   1,575,393              19,312           60,000  (2)        1,654,705
    Depreciation and amortization                   81,013               3,587          113,360  (1)          197,960
                                             -----------------   ----------------  ----------------     ----------------
                                                 2,890,642              69,488         (173,360)            3,133,490
                                             -----------------   ----------------  ----------------     ----------------
         Operating (loss) income                (1,034,306)             98,863         (173,360)           (1,108,803)

Other income (expense)
    Interest expense                              (203,604)               (281)              -               (203,885)
    Interest income                                 10,192                  14               -                 10,206
                                             -----------------   ----------------  ----------------     ----------------
         NET (LOSS) EARNINGS                   $(1,227,718)          $  98,596       $ (173,360)          $(1,302,482)
                                             -----------------   ----------------  ----------------     ----------------
                                             -----------------   ----------------  ----------------     ----------------
Loss per common share                          $      (.06)                                               $      (.06)
                                             -----------------                                          ----------------
                                             -----------------                                          ----------------

Weighted average shares outstanding             22,190,181                                                 22,543,123
                                             -----------------                                          ----------------
                                             -----------------                                          ----------------

See notes to pro forma combined condensed financial statements.

                           Plenum Communications, Inc.
            NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) Intangible assets represent goodwill associated with the purchase of assets from IMark. Goodwill will be amortized over a period of 5 years. The assets purchased from IMark totaling $64,782 were acquired for approximately $600,000 of Plenum's common stock, plus acquisition costs of $31,582. The excess purchase price over the fair value of assets purchased from IMark totaled $556,801 and was allocated to goodwill.

(2) Adjustments to record salaries and payroll taxes related to five-year employment agreements entered into by IMark's two shareholders with LION.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLENUM COMMUNICATIONS, INC.
(Registrant)

By:  /s/ Allen Ringer
    ---------------------------------
Allen Ringer
President and Chief Executive Officer

DATE:    JULY 30, 1999

EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
10.5              Asset Purchase Agreement dated as of May 17, 1999, among
                  Plenum Communications, Inc., LION, Inc., IMark, Inc., IMark
                  Design Group, and the principal shareholders of IMark (1)

99 Press release dated May 20, 1999, announcing the Company's acquisition of the IMark assets (1)

-------------------------------------------

(1) Incorporated by reference to the same Exhibit numbers to the Company's Form 8-K as filed with the Securities and Exchange Commission on June 1, 1999, File No. 0-25159.